Note 15 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Notes To Financial Statements [Abstract]
Commitments and Contingencies Disclosure [Text Block]

15. Commitments and Contingencies

a) Time charters: As of December 31, 2024, future minimum contractual time charter revenues assuming 365 revenue days per annum per vessel and the earliest redelivery dates possible, based on vessels’ committed, non-cancellable, time charter contracts, are as follows:

12-month period ending December 31,	Amount
2025	$1,101,742
2026	624,220
2027	465,478
2028	339,193
2029	193,996
2030 and thereafter	138,426
Total	$2,863,055

The above calculation includes the time charter arrangements of the Company’s vessels in operation as at December 31, 2024, but excludes i) one dry bulk vessel for which the Company had not secured employment as of December 31, 2024 and ii) the time charter arrangements of: 11 dry bulk vessels in operation for which their time charter rate is index-linked, one vessel in pool agreement and 59 voyages for which their rate is index-linked. These arrangements as at December 31, 2024, have remaining terms of up to 80 months.

(b) Charter-in commitments: The Company within its context of operations has agreed to forward charter-in from third-parties, vessels that are currently under construction. Such lease payments of approximately $62.0 million are payable in varying amounts, from the second quarter of 2026 until the third quarter of 2033.

(c) Capital Commitments: As of December 31, 2024, the Company had outstanding equity commitments of (i) $180 million in relation to the acquisition of six vessels through NML from a joint venture, as guarantor, and related entities, as sellers, under sale and leaseback transactions, subject to final documentation, under which the vessels will be chartered back to the sellers under bareboat charter agreements; The Company’s chairman and chief executive officer Konstantinos Konstantakopoulos and a member of his family indirectly hold an equity interest of approximately 17% each in the joint venture; and (ii) 15 million in relation to the acquisition of two vessels through NML under sale and leaseback transactions, subject to final documentation, under which the vessels will be chartered back to the sellers under bareboat charter agreements.

(d) Other: Various claims, suits, and complaints, including those involving government regulations, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents or suppliers relating to the Company’s vessels. Currently, management is not aware of any such claims not covered by insurance or of any contingent liabilities, which should be disclosed, or for which a provision has not been established in the accompanying consolidated financial statements. The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities not covered by insurance which should be disclosed, or for which a provision has not been established in the accompanying consolidated financial statements. The Company is covered for liabilities associated with the vessels’ operations up to the customary limits provided by the Protection and Indemnity (“P&I”) Clubs, members of the International Group of P&I Clubs.

A subsidiary of the Company and Costamare Shipping were defendants and third-party defendants to lawsuits pending in the United States Court for the Central District of California relating to liabilities associated with damage to a pipeline and an oil spill that occurred in October 2021 off the coast of Long Beach, California. The oil spill was caused by the rupture of a pipeline owned by Amplify Energy Corp. and certain affiliates (“Amplify”). The claimants in the lawsuit alleged that a vessel owned by one of the Company’s subsidiaries, the containership Beijing, dragged its anchor across the pipeline many months prior to the rupture, during a severe heavy wind event when numerous other vessels were unable to hold their ground and dragged their anchors, and contributed to the spill. The complaint alleged that a vessel owned by another containership company also dragged its anchor across the pipeline on the same day.  On December 22, 2023, the California Department of Fish and Wildlife’s Office of Spill Prevention and Response issued a notice of violation to the Company’s subsidiary and Costamare Shipping alleging that they violated California Government Code sections 8670.20 and 8670.25.5(a)(1), which relate to notification of vessel disability or reporting of discharge or threatened discharge of oil and seeking civil administrative penalties.  The Company’s subsidiary and Costamare Shipping have now settled all pending claims relating to the October 2021 oil spill.  In connection with these settlements, neither the Company’s subsidiary nor Costamare Shipping admitted liability. The payments that were required under these settlement agreements were fully covered by insurance.